Artisan Partners Funds, Inc.
1940 Act File No. 811-8932
Report on Form N-SAR for the period ended
September 30, 2016

Sub-Item 77Q1:	Exhibits

Exhibit
Number              Description
(a)(1)          Amendment of Amended and Restated
                Articles of Incorporation dated as of
                May 23, 2016

                Previously filed.  Incorporated by
                reference to exhibit (a)(7) filed with
                post-effective amendment no. 98 to the
                registration statement of Artisan
                Partners Funds, Inc., Securities Act
                file number 33-88316, filed on
                July 15, 2016.

(a)(2)          Amendment of Amended and Restated
                Articles of Incorporation dated as of
                July 15, 2016

                Previously filed. Incorporated by
                reference to exhibit (a)(8) filed with
                post-effective amendment no. 98 to the
                registration statement of Artisan
                Partners Funds, Inc., Securities Act
                file number 33-88316, filed on
                July 15, 2016.

(b) Changes to investment policies with respect to Artisan Global Value Fund

                Previously filed. Incorporated by reference post-effective amendment no. 93 to the registration statement of Artisan
                Partners Funds, Inc., Securities Act
                file number 33-88316, filed on
                January 28, 2016, as supplemented
                pursuant to Rule 497 on May 2, 2016.

(d)             Amended and Restated Multiple Class
                Plan pursuant to Rule 18f-3

                Previously filed.  Incorporated by
                reference to exhibit (n) filed with
                post-effective amendment no. 98 to the
                registration statement of Artisan
                Partners Funds, Inc., Securities Act
                file number 33-88316, filed on
                July 15, 2016.

(g)             Agreement and Plan of Reorganization

                Previously filed.  Incorporated by
                reference to exhibit 4 filed with
                post-effective amendment no. 1 to the
                registration statement on Form
                N-14 of Artisan Partners Funds,
                Inc., Securities Act file number
                33-88316, filed on May 24, 2016.